EXHIBIT 4.1

**RESTRICTED**

INCORPORATED UNDER THE LAWS OF THE
STATE OF DELAWARE

NUMBER	SHARES

CUSIP NO. 362447 10 4

GABRIEL Technologies Corp

60,000,000 AUTHORIZED SHARES $.001 PAR VALUE NON-ASSESSABLE

THIS CERTIFIES THAT:

IS THE RECORD HOLDER OF

Shares of   GABRIEL TECHNOLOGIES CORPORATION   Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED
COLONIAL STOCK TRANSFER
Salt Lake City, Utah
Dated:	By:	______________________________________________
Transfer agent and registrar-authorized signature

AUTHORIZED SIGNATURE

CFO	(GABRIEL SEAL)	PRESIDENT / CEO

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -	______________ Custodian _______________
TEN ENT - as tenants by the entireties		(Cust) (Minor)
JT TEN - as joint tenants with right of survivorship		under Uniform Gifts Minors Act
and not as tenants in common		______________________________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

_________________________________

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS , INCLUDINGZIP CODE OF ASSIGNEE)

Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________

 NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.